SCHEDULE 14C INFORMATION

              INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                  OF THE SECURITIES EXCHANGE ACT OF 1934

                        Filed by the Registrant [X]
              Filed by a Party other than the Registrant [_]
                        Check the appropriate box:

[X]  Preliminary Information Statement
[_]  Confidential for use of the Commission Only (as permitted by Rule
     14c-5(d)(2))
[_]  Definitive Information Statement

                              GENE-CELL, INC.
                           ----------------------
             (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
     (1) Title of each class of securities to which transaction applies:
N/A
     (2) Aggregate number of securities to which transaction applies: N/A
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
     (4) Proposed maximum aggregate value of transaction: N/A
     (5) Total fee paid: N/A

[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid: N/A
     (2) Form, Schedule or Registration Statement No.: N/A
     (3) Filing Party: N/A
     (4) Date Filed: N/A




                              GENE-CELL, INC.
                            8606 Arranmore Lane
                           Houston, Texas 77095

            NOTICE OF ACTION TAKEN WITHOUT A STOCKHOLDER MEETING

June 7, 2002

To the Stockholders of Gene-Cell, Inc.:

     On June 14, 2002, the Board of Directors of Gene-Cell, Inc. (the "Corporation") declared the advisability of, and recommended that the stockholders ratify the Gene-Cell, Inc., 2002 Incentive Stock Option Plan and approve a one-for-sixty five reverse stock split of its common stock, as further described in the attached Information Statement. On June 18, 2002, the holders of a majority of the voting rights represented by the Corporation's outstanding shares of stock entitled to vote thereon executed a written consent in accordance with Section 78.320(2)of the Nevada Revised Statutes (the "NRS") ratifying the Gene-Cell, Inc., 2002 Incentive Stock Option Plan and approving a one-for-sixty five reverse stock split. Enclosed with this letter is a copy of the Information Statement filed with the Securities and Exchange Commission pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder. The Information Statement describes in greater detail the Gene-Cell, Inc., 2002 Incentive Stock Option Plan and the reverse stock split. Please review the Information Statement thoroughly.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A
PROXY.

     Thank you for your continued interest in and support of Gene-Cell, Inc.

                    Sincerely,
                    -------------------------------
                    Brian R. Davis, President
Enclosures









                              GENE-CELL, INC.
                            8606 Arranmore Lane
                            Houston, Texas 77095

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A
PROXY.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

     This Information Statement is being mailed, commencing on or about June __, 2002, to all stockholders of record of Gene-Cell, Inc., a Nevada corporation (the "Company"), as of the close of business on June 14, 2002 (the "Record Date"), in connection with the ratification of the Gene-Cell, Inc., 2002 Incentive Stock Option Plan (the "Plan") and the adoption of an Amendment to the Articles of Incorporation (the "Amendment") to effect a one-for-sixty five reverse stock split of the Company's issued and outstanding common stock. A copy of the Plan and Amendment are attached to this document as Exhibit A and B respectively.

     On June 14, 2002, the board of directors of the Company declared the advisability of, and recommended that the stockholders ratify the Plan and effect a one-for-sixty five reverse stock split of the issued and outstanding shares of the Company's Common Stock as described in the Amendment. On June 18, 2002, the reverse stock split, embodied in the Amendment, was adopted, and the Plan was ratified by the written consent of holders of a majority of the voting rights represented by the Company's outstanding shares of stock entitled to vote thereon in accordance with
Section 78.320(2) of the Nevada Revised Statutes of the State of Nevada (the "NRS").

     The board of directors decided to obtain the written consent of the holders of a majority of the voting rights represented by the Company's outstanding shares of stock entitled to vote upon the adoption of the Amendment and ratification of the Plan in order to reduce the costs and management time required to hold a special meeting of stockholders and to implement the reverse stock split in a timely manner.

     The reverse stock split will be effected by filing an amendment to the Corporation's Articles of Incorporation, which will be filed with the Nevada Secretary of State on or about June___, 2002, with a delayed effective date of July __, 2002 (the "Effective Date"). All necessary corporate approvals in connection with the matters referred to herein have been obtained, and this Information Statement is furnished solely for the purposes of (1) informing stockholders, in the manner required under state law of this transaction, and (2) informing stockholders, in the manner required under the Exchange Act, of this transaction before it takes effect. The Company is not seeking written consent from any of its other stockholders.

     As of the Record Date, the Company had 19,653,412 shares of Common Stock issued and outstanding, with each such share of Common Stock entitled to one vote with respect to the approval of the Amendment and ratification of the Plan, and the Company had no other classes of stock entitled to vote issued and outstanding. The Common Stock constitute the Company's only outstanding securities eligible to vote on the approval and adoption of the Amendment and the ratification of the Plan. The holders of 13,747,000 shares of the issued and outstanding Common Stock, representing approximately 70% of the votes entitled to be cast with regard to the Amendment and the Plan, approved the Amendment and ratified the Plan by written consent.
     The Company will bear all of the costs associated with the preparation and dissemination of this Information Statement and the accompanying materials. No consideration has been or will be paid to any officer, director or employee of the Company in connection with the Amendment or the preparation and dissemination of this Information Statement and the accompanying materials.

THE REVERSE STOCK SPLIT

     The Company, as authorized by the necessary actions of its board of directors and stockholders, has approved the adoption of a one-for-sixty five reverse stock split whereby record owners of the Company's Common Stock as of the close of business on the Effective Date, shall, after the Effective Date, own one sixty-fifth of the shares of Common Stock they held as of the close of business on day before the Effective Date (the "Reverse Stock Split"). The Reverse Stock Split will become effective as of the open of business on the Effective Date.

     There will not be any fractional shares resulting from the Reverse Stock Split. The capital accounts of the Company shall remain unaffected by the Reverse Stock Split and, consequently, upon such Reverse Stock Split, the stated value of the Common Stock will remain the same as before the Reverse Stock Split. The par value of the Common Stock will remain $.001 per share. The Common Stock issued pursuant to the Reverse Stock Split be fully paid and non-assessable. The number of stockholders as of the Record Date will remain unchanged and unaffected by the Reverse Stock Split.

EXCHANGE OF STOCK CERTIFICATES

     Exchange of stock certificates is not required. As of the close of business on the Effective Date, each certificate representing shares of Common Stock outstanding immediately prior to the Reverse Stock Split ("Old Common Stock") will be deemed, automatically and without any action on the part of individual stockholders, to represent one sixty-fifth the number of shares of Common Stock on its face after the Reverse Stock Split ("New Common Stock"), as set forth in the Amendment.

     It is the option of all holders of issued and outstanding Common Stock of the Corporation after the Effective Date to exchange their old certificates, representing Old Common Stock, for new certificates representing New Common Stock. The Company's transfer agent, Pacific Stock Transfer Company, will act as exchange agent (the "Exchange Agent") for the purpose of implementing the exchange of certificates for any shareholders that desire to exchange certificates. However, until surrender, each certificate representing Old Common Stock will continue to be valid and represent New Common Stock equal to one sixty-fifth the number of shares of Old Common Stock.

     Stockholders who desire to exchange stock certificates will be required to bear all of the costs including a transfer fee or other fee in connection with the exchange of certificates. Any stockholder whose old certificate has been lost, destroyed or stolen will be entitled to issuance of a new certificate upon compliance with such requirements as the Company and the Exchange Agent customarily apply in connection with lost, stolen or destroyed certificates.


PRINCIPAL EFFECTS OF THE REVERSE STOCK SPLIT

     The Reverse Stock Split will decrease the outstanding shares of Common Stock, but will not affect any stockholder's proportionate equity interest in the Company. The par value of the Common Stock will remain at $.001 per share following the Reverse Stock Split, and the number of shares of the Common Stock outstanding will be decreased. As a consequence, the aggregate par value of the outstanding Common Stock will be decreased, while the aggregate capital in excess of par value attributable to the outstanding Common Stock for statutory and accounting purposes will be correspondingly increased. The Reverse Stock Split will not affect the Company's total stockholder equity. All share and per share information will be retroactively adjusted following the Effective Date to reflect the Reverse Stock Split for all periods presented in future filings.

     The board of directors believes that decreasing the number of outstanding shares of Common Stock without altering the aggregate economic interest in the Company represented by such outstanding shares, could enhance the Company's ability to attract viable business opportunities as well as attention from institutional investors, the financial community and the investing public.

     After the Reverse Stock Split, the Company's authorized but unissued Common Stock will be approximately 99,553,864 shares of Common Stock, which will be available for future issuance by the board of directors without further action by the stockholders, subject to applicable law.

     The number of outstanding shares of Common Stock will be decreased as a result of a Reverse Stock Split, but the number of authorized shares of Common Stock will not be so decreased. The Company will therefore have the authority to issue a greater number of shares of Common Stock following the Reverse Stock Split which increases the risk dilution to current shareholders.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of June 14, 2002, the name and the number of shares of the Company's Common Stock, par value $.001 per share, held of record or beneficially by each person who held of record, or was known by the Company to own beneficially, more than 5% of the 19,653,412 issued and outstanding shares of the Company's Common Stock, and the name and shareholdings of each director and of all officers and directors as a group.


Title of    Name and Address of         Amount and Nature of     Percentage
Class       Beneficial Owner            Beneficial Ownership(2)  of Class
---------   --------------------------  -----------------------  ---------
Common      Brian R. Davis (1)(3)       2,200,450                11.20%
            8606 Arranmore Lane
            Houston, TX 77095

Common      David B. Brown (1)(4)       1,371,515                6.98%
            1111 W. Main St., #504,
            League City, TX 77573

Common      Michael R. Davis (1)(5)     875,000                  4.45%
            22681 Sweet Meadow Lane,
            Mission Viejo, CA 92692

Common      Tom Kubota (1)(6)           25,000                   0.13%
            6 Thomas Irvine,
            California 92618

Common      Gunther Soraperra (1)(7)    425,000                  2.16%
            Arlbergstrasse 119
            A-6751 Braz Austria

Common      Amafin Trust                2,600,000                13.23%
            c/o ATV
            Aeulestr. 5
            FL 9490 Vaduz
            Liechtenstein

Common      Auric Stiftung              1,500,000                7.63%
            c/o ATV
            Aeulestr. 5
            FL 9490 Vaduz
            Liechtenstein

Common      Eurifa Anstalt              1,600,000                8.14%
            Meierhofstrasse 121
            Triesen, FL-9495
            Liechtenstein

Common      Spezial Transport AG        1,620,000                8.24%
            Manfred Heeb
            Meierhofstrasse 21
            FL-9495 Triesen
            Liechtenstein
___________________________________________________________________________

Common      Officers, Directors and     4,896,965                24.92%
            Nominees as a Group:
            5 persons
___________________________________________________________________________

(1) Officer and/or Director of the Company

(2) The term "beneficial owner" refers to both the power of investment (the right to buy and sell) and rights of ownership (the right to received distributions from the company and proceeds from sales of the shares). Inasmuch as these rights or shares may be held by more than one person, each person who has a beneficial ownership interest in shares is deemed the beneficial owners of the same shares because there is shared power of investment or shared rights of ownership.

(3) This number reflects shares held by B.R. Davis Investment Ltd. which holds approximately 1,879,000 shares and B.R. Davis IRA c/o Trust Co. of America which holds approximately 179,000 shares. This number also includes stock options, that have or will vest in the next 60 days, to purchase up to 142,450 shares.

(4) This number reflects stock options, that have or will vest in the next 60 days, to purchase up to 31,515 shares.

(5) This number reflects stock options, that have or will vest in the next 60 days, to purchase up to 25,000 shares.

(6) This number reflects stock options, that have or will vest in the next 60 days, to purchase up to 25,000 shares.

(7) This number reflects stock options, that have or will vest in the next 60 days, to purchase up to 25,000 shares.

FORWARD-LOOKING STATEMENTS

     Certain statements in this information statement may be deemed to be forward-looking statements under the private securities litigation reform act of 1995. The Company intends that such forward-looking statements be subject to the "safe-harbor" provisions of that act. Forward-looking statements regarding economic conditions, effects of corporate initiatives (including the reverse stock split discussed herein), future profitability, projections, future revenue opportunities, and their impact on the company are forward-looking statements and not historical facts. These statements are estimates or projections involving numerous risks or uncertainties, including but not limited to, consumer demand, acceptance of services offered by the company, the company's ability to maintain current expenses and revenue levels, actions by competitors, impairment of federal funding, legislative action, student default rates, changes in federal or state authorization or accreditation changes, changes in market needs and technology, political or regulatory matters, litigation, general economic conditions, changes in management strategy and the company's ability to leverage its curriculum and management infrastructure to build its student base. Actual results or events could differ materially from those discussed in the forward-looking statements. See the Company's reports on forms 10-ksb and 10-qsb filed with the Securities and Exchange Commission for further information. The Company disclaims any obligation to publicly update, revise or correct any forward-looking statements, whether as a result of new information, future events or otherwise.



By Order of the Board of Directors

 /s/ Brian R. Davis
------------------------------
     Brian R. Davis, President


EXHIBIT LIST

EXHIBIT A Gene-Cell 2002 Incentive Stock Option Plan

EXHIBIT B Certificate of Amendment to the Articles of Incorporation